Exhibit 99.3

TXO PARTNERS, L.P.

PRO FORMA FINANCIAL STATEMENTS

(Unaudited)

Introduction

TXO Partners, L.P. ( “TXO Partners”) engages in oil and natural gas exploration and production. The unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X, using assumptions set forth in the notes to the unaudited pro forma financial statements. The following unaudited pro forma financial statements of the TXO Partners reflect the historical results of TXO Partners, on a pro forma basis to give effect to the following transactions, which are described in further detail below, as if they had occurred on June 30, 2025, for pro forma balance sheet purposes, and on January 1, 2024, for pro forma statement of operations purposes:

•

in the case of the unaudited pro forma statements of operations, the acquisition of producing properties in the Williston Basin of Montana and North Dakota from Eagle Mountain Energy Partners and Vendera V4-ELM, LP, (“EMEP Acquisition”) in August 2024, including the 2.5 million units issued as part of the consideration paid; additionally, in August 2024 we completed the acquisition of producing properties from Kaiser- Francis Oil Company in the Russian Creek field of North Dakota (“KFOC Acquisition”) (the EMEP and KFOC Acquisitions are collectively referred to as the “August 2024 Acquisitions”); and

•

an underwritten public offering of 6.5 million common units on June 28, 2024 at a price of $20.00 per common unit resulting in proceeds of $122.5 million net of underwriting discounts, commissions and other costs (“the 2024 Offering”) and the underwritten public offering of an additional 975,000 common units at a price of $20.00 per common unit pursuant to the underwriter’s exercise in full of its option to purchase additional common units in the 2024 Offering on July 2, 2024, resulting in additional proceeds of $18.7 million net of underwriting discounts, commissions and other costs. We used the net proceeds from the 2024 Offering to fund a portion of the cash consideration for the August 2024 Acquisitions.

•

in the case of the unaudited pro forma statements of operations, the acquisition of producing properties in the Williston Basin of Montana and North Dakota from White Rock Energy, LLC (“WRE Acquisition”) in July 2025;

•

an underwritten public offering of 11.7 million common units on May 15, 2025 at a price of $15.00 per common unit resulting in proceeds of $165.6 million net of underwriting discounts, commissions and other costs (“the 2025 Offering”) and the underwritten public offering of an additional 1,750,000 common units at a price of $15.00 per common unit pursuant to the underwriter’s exercise in full of its option to purchase additional common units in the Offering on May 19, 2025, resulting in additional proceeds of $23.9 million net of underwriting discounts, commissions and other costs. We used the net proceeds from the 2025 Offering to fund a portion of the cash consideration for the WRE Acquisition.

The unaudited pro forma balance sheet of TXO Partners is based on the historical balance sheet of TXO Partners as of June 30, 2025 and includes pro forma adjustments to give effect to the described transactions as if they had occurred on June 30, 2025. The unaudited pro forma statements of operations of TXO Partners are based on the audited historical statement of operations of TXO Partners for the year ended December 31, 2024, and the unaudited historical statement of operations of TXO Partners for the six months ended June 30, 2025, both having been adjusted to give effect to the described transactions as if they occurred on January 1, 2024.

The pro forma data presented reflect events directly attributable to the described transactions and certain assumptions TXO Partners believes are reasonable. The pro forma data are not necessarily indicative of financial results that would have been attained had the described transactions occurred on the date indicated or which could be achieved in the future because they necessarily exclude various operating expenses, such as incremental general and administrative expenses associated with being a larger company. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions and the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited financial statements.

The unaudited pro forma financial statements and related notes are presented for illustrative purposes only. If the August 2024 Acquisitions, the WRE Acquisition, the 2024 Offering and the 2025 Offering described herein had occurred in the past, TXO Partners’ operating results might have been materially different from those presented in the unaudited pro forma financial statements. The unaudited pro forma financial statements should not be relied upon as an indication of operating results that TXO Partners would have achieved if the August 2024 Acquisitions, the WRE Acquisition, the 2024 Offering and the 2025 Offering described herein had taken place on the specified date. In addition, future results may vary significantly from the results reflected in the unaudited pro forma financial statements of operations and should not be relied upon as an indication of the future results TXO Partners will have after the August 2024 Acquisitions, the WRE Acquisition, the 2024 Offering and the 2025 Offering described herein by these unaudited pro forma financial statements.

TXO PARTNERS, L.P.

PRO FORMA BALANCE SHEET

June 30, 2025

(in thousands)

	TXO, Partners Historical	WRE Acquisition	Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$7,953	$—	$7,953
Accounts receivable, net	36,991	—	36,991
Derivative fair value	12,171	—	12,171
Other	13,641	1,642	15,283

Total Current Assets	70,756	1,642	72,398

Property and Equipment, at cost – successful efforts method:
Proved properties	1,962,301	315,068	2,277,369
Unproved properties	18,761	—	18,761
Other	85,705	3,042	88,747

Total Property and Equipment	2,066,767	318,110	2,384,877
Accumulated depreciation, depletion and amortization	(1,108,411)	—	(1,108,411)

Net Property and Equipment	958,356	318,110	1,276,466

Other Assets:
Note receivable from related party	7,131	—	7,131
Derivative Fair Value	4,982	—	4,982
Other	5,455	—	5,455

Total Other Assets	17,568	—	17,568

TOTAL ASSETS	$1,046,680	$319,752	1,366,432

LIABILITIES AND PARTNERS’ CAPITAL
Current Liabilities:
Accounts payable	$18,779	$6,698	25,477
Deferred Payment	—	70,000	70,000
Accrued liabilities	33,621	—	33,621
Derivative fair value	15,518	—	15,518
Asset retirement obligation, current portion	3,000	—	3,000
Other current liabilities	1,795	—	1,795

Total Current Liabilities	72,713	76,698	149,411

Long-term Debt	19,100	233,845	252,945

Other Liabilities:
Asset retirement obligation	193,553	9,209	202,762
Derivative fair value	7,184	—	7,184
Other liabilities	1,106	—	1,106

Total Other Liabilities	201,843	9,209	211,052

Commitments and Contingencies
Partners’ Capital:
Partners’ capital	753,024	—	753,024

Total Partners’ Capital	753,024	—	753,024

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$1,046,680	$319,752	1,366,432

TXO PARTNERS, L.P.

Pro Forma Statements of Operations for the Year Ended December 31, 2024

(Unaudited)

(in thousands, except for per unit information)

	TXO Partners Historical		WRE Acquisition	August 2024 Acquisitions	Offerings	Pro Forma
REVENUES			(a)
Oil and condensate	$198,324		$144,478	$51,609	$—	$394,411
Natural gas liquids	29,430		6,134	3,084	—	38,648
Gas	55,056		1,926	656	—	57,638

Total Revenues	282,810		152,538	55,349	—	490,697

EXPENSES
Production	150,295		22,030	16,660	—	188,985
Exploration	373		—	—	—	373
Taxes, transportation and other	60,442		12,637	5,865	—	78,944
Depreciation, depletion, and amortization	52,409	(b)	74,338	20,564	—	147,311
Accretion of discount in asset retirement obligation	11,623	(c)	716	879	—	13,218
General and administrative	14,529		—	(901)	—	13,628

Total Expenses	289,671		109,721	43,067	—	442,459

OPERATING (LOSS) INCOME	(6,861)		42,817	12,282	—	48,238

OTHER INCOME (EXPENSE)
Other income (expense)	37,152		—	58	—	37,210
Interest income	1,078		—	—	—	1,078
Interest expense	(7,873)	(d)	(20,066)	(9,738)	—	(37,677)

Total Other Income	30,357		(20,066)	(9,680)	—	611

NET (LOSS) INCOME	$23,496		$22,751	$2,602	$—	$48,849

NET INCOME PER COMMON UNIT (e)
Basic	$0.76		$—	$—	$—	$0.90

Diluted	$0.75		$—	$—	$—	$0.89

WEIGHTED AVERAGE COMMON UNITS
OUTSTANDING (e)
Basic	30,904		—	2,500	20,892	54,296

Diluted	31,477		—	2,500	20,892	54,869

The accompanying notes are an integral part of these unaudited pro forma financial statements.

TXO PARTNERS, L.P.

Pro Forma Statements of Operations for the Six Months Ended June 30, 2025

(Unaudited)

(in thousands, except for per unit information)

	TXO Partners Historical		WRE Acquisition	Offering	Pro Forma
REVENUES			(a)
Oil and condensate	$124,049		$79,785	$—	$203,834
Natural gas liquids	16,454		3,609	—	20,063
Gas	33,701		1,848	—	35,549

Total Revenues	174,204		85,242	—	259,446

EXPENSES
Production	85,605		12,392	—	97,997
Exploration	133		—	—	133
Taxes, transportation and other	33,115		7,448	—	40,563
Depreciation, depletion, and amortization	43,113	(b)	30,391	—	73,504
Accretion of discount in asset retirement obligation	7,641	(c)	405	—	8,046
General and administrative	11,895		—	—	11,895

Total Expenses	181,502		50,636	—	232,138

OPERATING (LOSS) INCOME	(7,298)		34,606	—	27,308

OTHER INCOME (EXPENSE)
Other income	15,368		—	—	15,368
Interest income	403		—	—	403
Interest expense	(6,192	) (d)	(9,294)	—	(15,486)

Other Income	9,579		(9,294)	—	285

NET (LOSS) INCOME	$2,281		$25,312	$—	$27,593

NET INCOME PER COMMON UNIT (e)
Basic	$0.06		$—	$—	$0.50

Diluted	$0.05		$—	$—	$0.50

WEIGHTED AVERAGE COMMON UNITS OUTSTANDING (e)
Basic	41,226		—	13,417	54,643

Diluted	42,103		—	13,417	55,520

The accompanying notes are an integral part of these unaudited pro forma financial statements.

TXO PARTNERS, L.P.

1. BASIS OF PRESENTATION, CORPORATE REORGANIZATION AND THE OFFERING

The historical financial information is derived from the financial statements of TXO Partners included elsewhere in this prospectus. For purposes of the unaudited pro forma balance sheet, it is assumed that the WRE Acquisition had taken place on June 30, 2025. For purposes of the unaudited pro forma statements of operations, it is assumed all transactions had taken place on January 1, 2024.

2. PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

TXO Partners made the following adjustments and assumptions in the preparation of the unaudited pro forma financial statements:

(a) Unless otherwise noted, adjustments below in items (b) – (d) reflect the historical statements of revenues and direct operating expenses of White Rock Energy, LLC, Vendera V4-ELM, LP and Kaiser- Francis Oil Company, and historical financial statements of Eagle Mountain Energy Partners, from the assets acquired and liabilities assumed in the WRE Acquisition and August 2024 Acquisitions, as included elsewhere in this prospectus. The pro forma adjustments included on the Statements of Operations for the year ended December 31, 2024, related to the August 2024 Acquisitions are included for the period from January 1, 2024 through the date of the August 2024 Acquisitions.

(b) Adjustment reflects additional depreciation, depletion, and amortization expense that would have been incurred with respect to the August 2024 Acquisitions and the WRE Acquisition, had such acquisitions occurred on January 1, 2024.

(c) Adjustment reflects additional accretion of discount in asset retirement obligation expense that would have been recorded with respect to the asset retirement obligation assumed in the August 2024 Acquisitions and the WRE Acquisition, had such acquisitions occurred on January 1, 2024.

(d) Adjustment reflects increase in interest expense from the additional borrowings used to pay for the cash portion of the August 2024 Acquisitions and the WRE Acquisition had the acquisitions closed on January 1, 2024. The average interest rate was 8.6% for the year ended December 31, 2024 and 8.0% for the six months ended June 30, 2025.

(e) Reflects basic and diluted income per common share for the issuance of 7,475,000 common units in the 2024 Offering, 13,416,667 common units in the 2025 Offering and 2,500,000 common units in the August 2024 Acquisitions as shown below:

	Six months ended June 30, 2025	Year ended December 31, 2024
Basic
Net income	$27,593	$48,849
Weighted average common units outstanding	54,643	54,296

Basic earnings per share	$0.50	$0.90

Diluted
Numerator:
Net income	$27,593	$48,849
Effect of dilutive securities	—	—

Diluted net income attributable to stockholders	$27,593	$48,849

Denominator:
Basic weighted average shares outstanding	54,643	54,296
Effect of dilutive securities	877	573

Diluted weighted average shares outstanding	55,520	54,869

Diluted earnings per share	$0.50	$0.89

3. SUPPLEMENTARY DISCLOSURE OF OIL AND NATURAL GAS OPERATIONS

The following pro forma standardized measure of the discounted net future cash flows and changes applicable to TXO Partners’ proved reserves reflect the effect of Texas state franchise taxes which TXO Partners is subject to. The future cash flows are discounted at 10% per year and assume continuation of existing economic conditions.

The standardized measure of discounted future net cash flows, in management’s opinion, should be examined with caution. The basis for this table is the reserve studies prepared by independent petroleum engineering consultants, which contain imprecise estimates of quantities and rates of production of reserves. Revisions of previous year estimates can have a significant impact on these results. Also, exploration costs in one year may lead to significant discoveries in later years and may significantly change previous estimates of proved reserves and their valuation. Therefore, the standardized measure of discounted future net cash flow is not necessarily indicative of the fair value of TXO Partners’ proved oil and natural gas properties.

The data presented should not be viewed as representing the expected cash flow from or current value of, existing proved reserves since the computations are based on a large number of estimates and assumptions. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. Actual future prices and costs are likely to be substantially different from the prices and costs utilized in the computation of reported amounts.

The following table provides a pro forma rollforward of the total proved reserves for the year ended December 31, 2024, as well as pro forma proved developed and proved undeveloped reserves at the beginning and end of the year, as if the WRE Acquisition occurred on January 1, 2024.

Oil (MBbls)	TXO Partners Historical	WRE Acquistion	Pro Forma
January 1, 2024	40,453.1	8,345.8	48,798.9
Extensions, additions and discoveries	22.5	—	22.5
Revisions	(1,521.1)	3,743.6	2,222.5
Production	(2,716.4)	(2,033.4)	(4,749.8)
Purchase in place	10,953.8	—	10,953.8

December 31, 2024	47,191.9	10,056.0	57,247.9

Proved Developed Reserves
January 1, 2024	30,959.4	8,345.8	39,305.2
December 31, 2024	37,894.6	10,056.0	47,950.6
Proved Undeveloped Reserves
January 1, 2024	9,493.7	—	9,493.7
December 31, 2024	9,297.3	—	9,297.3

Natural Gas Liquids (MBbls)	TXO Partners Historical	WRE Properties	Pro Forma
January 1, 2024	15,483.0	1,869.2	17,352.2
Extensions, additions and discoveries	0.6	—	0.6
Revisions	(2,841.5)	615.4	(2,226.1)
Production	(1,211.4)	(289.8)	(1,501.2)
Purchase in place	2,363.7	—	2,363.7

December 31, 2024	13,794.4	2,194.8	15,989.2

Proved Developed Reserves
January 1, 2024	15,110.9	1,869.2	16,980.1
December 31, 2024	13,194.9	2,194.8	15,389.7
Proved Undeveloped Reserves
January 1, 2024	372.1	—	372.1
December 31, 2024	599.5	—	599.5

Natural Gas (MMcf)	TXO Partners Historical	WRE Properties	Pro Forma
January 1, 2024	265,827.6	6,885.0	272,712.6
Extensions, additions and discoveries	2,400.1	—	2,400.1
Revisions	(56,249.2)	2,367.0	(53,882.2)
Production	(27,789.8)	(1,093.4)	(28,883.2)
Purchase in place	12,847.0	—	12,847.0

December 31, 2024	197,035.7	8,158.6	205,194.3

Proved Developed Reserves
January 1, 2024	264,934.4	6,885.0	271,819.4
December 31, 2024	196,013.7	8,158.6	204,172.3
Proved Undeveloped Reserves
January 1, 2024	893.2	—	893.2
December 31, 2024	1,022.0	—	1,022.0

Total (MBoe)	TXO Partners Historical	WRE Properties	Pro Forma
January 1, 2024	100,240.7	11,362.5	111,603.2
Extensions, additions and discoveries	423.1	—	423.1
Revisions	(13,737.3)	4,753.5	(8,983.8)
Production	(8,559.5)	(2,505.4)	(11,064.9)
Purchase in place	15,458.6	—	15,458.6

December 31, 2024	93,825.6	13,610.6	107,436.2

Proved Developed Reserves
January 1, 2024	90,226.0	11,362.5	101,588.5
December 31, 2024	83,758.5	13,610.6	97,369.1
Proved Undeveloped Reserves
January 1, 2024	10,014.7	—	10,014.7
December 31, 2024	10,067.1	—	10,067.1

The pro forma standardized measure of discounted estimated future net cash flows was as follows as of December 31, 2024 (in thousands):

December 31, 2024	TXO Partners Historical	WRE Acquisition	Pro Forma
Future cash inflows	$4,187,103	$766,309	$4,953,412
Future costs:
Production	(2,077,469)	(317,702)	(2,395,171)
Development	(450,156)	(42,292)	(492,448)
Income taxes	(1,738)	—	(1,738)

Future net cash flows	1,657,740	406,315	2,064,055
10% annual discount	(681,153)	(134,136)	(815,289)

Standardized measure	$976,587	$272,179	$1,248,766

The change in the pro forma standardized measure of discounted estimated future net cash flows was as follows for 2024 (in thousands):

December 31, 2024	TXO Partners Historical	WRE Acquisition	Pro Forma
Standardized measure, beginning of period	$890,592	$221,257	$1,111,849
Revisions:
Prices and costs	(187,581)	21,982	(165,599)
Quantity estimates	(11,034)	97,877	86,843
Income tax	67	—	67
Future development costs	7,054	—	7,054
Accretion of discount	89,059	22,126	111,185
Production rates and other	(2,940)	26,808	23,868

Net revisions	(105,375)	168,793	63,418
Additions and discoveries	(4,279)	—	(4,279)
Production	(74,639)	(117,871)	(192,510)
Development costs	27,967	—	27,967
Purchases in place	242,321	—	242,321

Net change	85,995	50,922	136,917

Standardized measure, end of period	$976,587	$272,179	$1,248,766